DEFERRED REVENUE	12 Months Ended
Dec. 31, 2020
Disclosure Of Deferred Revenue [Abstract]
DEFERRED REVENUE
18. DEFERRED REVENUE
In May 2015, the Company through its subsidiary Caystar Finance Co. completed a $145 million gold purchase and sale agreement (“Streaming Agreement”) with RGLD Gold AG which provides that Golden Star will deliver 10.5% of gold production from Wassa and Prestea at a cash purchase price of 20% of spot gold until 240,000 ounces have been delivered. Thereafter, 5.5% of gold production will be delivered from Wassa and Prestea at a cash purchase price of 30% of spot gold price. As at December 31, 2020 the Company had delivered a total of 119,997 ounces of gold to RGLD Gold AG since the inception of the Streaming Agreement.
Following the sale of Prestea and as discussed in Note 5, the Streaming Agreement has been restructured to separate Prestea from the current arrangement. Wassa will now deliver the remainder of the Tier One streaming obligation and thereafter Wassa will transition into the Tier Two structure, which delivers 5.5% of gold production at a cash purchase price of 30% of spot gold price.
The changes in the carrying value of deferred revenue are as follows:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Beginning balance	113,975	119,948
Deferred revenue recognized before cumulative catch-up adjustment	(9,804)	(13,334)
Variable consideration adjustment	6,437	3,073
Interest on financing component of deferred revenue (Note 10)	3,026	4,288
Derecognized on sale of Prestea (Note 5)	(9,072)	—
Balance at the end of the period	104,562	113,975

Current portion	7,646	11,191
Long term portion	96,916	102,784
Total	104,562	113,975
During the year ended December 31, 2020, the Company sold 19,816 (2019 - 21,720) ounces of gold to RGLD Gold AG. Revenue recognized on the ounces sold from Wassa production to RGLD Gold AG during the year ended December 31, 2020 consisted of $6.2 million (2019 - $4.6 million) of cash payment proceeds and $8.7 million (2019 - $10.2 million) of deferred revenue recognized (Note 7). Revenue recognized on the ounces sold from Prestea production to RGLD Gold AG during the year ended December 31, 2020 and recognized in Discontinued operations (Note 5) consisted of $0.8 million (2019 - $1.4 million) of cash payments proceeds and $1.1 million of deferred revenue recognized (2019 - $3.1 million).
As the Company's Streaming Agreement contains a variable component, each time there is a significant change in the underlying gold production of the Company's mines a cumulative catch-up adjustment to revenue is required. In 2020, the Company realized an adjustment to revenue and finance costs due to an increase in the Company's mineral resource and reserve estimates related to Wassa as reflected in the latest life of mine plans. The result of the adjustment was to reduce revenue by $8.0 million (2019 - $9.3 million of which $3.7 million has been allocated to discontinued operations), reduce finance expense by $1.5 million (2019 - $6.2 million) and increase deferred revenue by $6.4 million (2019 - $3.1 million).